Advances to and Investments in Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2015
Investment In Affiliates [Abstract]
Investments In Affiliates
ADVANCES TO AND INVESTMENTS IN UNCONSOLIDATED AFFILIATES:
The carrying values of the Partnership’s investments in unconsolidated affiliates as of December 31, 2015 and 2014, were as follows:

	December 31,
	2015	2014
Citrus	$1,739	$1,823
AmeriGas	80	94
FEP	115	130
MEP	660	695
HPC	402	422
Others	466	495
Total	$3,462	$3,659

Citrus
ETP owns CrossCountry, which owns a 50% interest in Citrus. The other 50% interest in Citrus is owned by a subsidiary of Kinder Morgan, Inc. Citrus owns 100% of FGT, a natural gas pipeline system that originates in Texas and delivers natural gas to the Florida peninsula. In 2012, ETP recorded its investment in Citrus at $2.0 billion, which exceeded its proportionate share of Citrus’ equity by $1.03 billion, all of which is treated as equity method goodwill due to the application of regulatory accounting.
AmeriGas
In 2012, ETP received 29.6 million AmeriGas common units in connection with the contribution of its propane operations. During the years ended December 31, 2014 and 2013, ETP sold 18.9 million and 7.5 million AmeriGas common units, respectively, for net proceeds of $814 million and $346 million, respectively. Subsequent to the sales, ETP’s remaining interest in AmeriGas common units consisted of 3.1 million units held by a wholly-owned captive insurance company.
FEP
ETP has a 50% interest in FEP which owns an approximately 185-mile natural gas pipeline that originates in Conway County, Arkansas, continues eastward through White County, Arkansas and terminates at an interconnect with Trunkline Gas Company in Panola County, Mississippi.
MEP
ETP owns a 50% interest in MEP, which owns approximately 500 miles of natural gas pipeline that extends from Southeast Oklahoma, across Northeast Texas, Northern Louisiana and Central Mississippi to an interconnect with the Transcontinental natural gas pipeline system in Butler, Alabama.
HPC
ETP owns a 49.99% interest in HPC, which, through its ownership of RIGS, delivers natural gas from Northwest Louisiana to downstream pipelines and markets through a 450-mile intrastate pipeline system.
Summarized Financial Information
The following tables present aggregated selected balance sheet and income statement data for our unconsolidated affiliates, including AmeriGas, Citrus, FEP, HPC and MEP (on a 100% basis) for all periods presented:

	December 31,
	2015	2014
Current assets	$632	$889
Property, plant and equipment, net	10,213	10,520
Other assets	2,649	2,687
Total assets	$13,494	$14,096

Current liabilities	$841	$1,983
Non-current liabilities	7,950	7,359
Equity	4,703	4,754
Total liabilities and equity	$13,494	$14,096

	Years Ended December 31,
	2015	2014	2013
Revenue	$4,026	$4,925	$4,695
Operating income	1,302	1,071	1,197
Net income	807	577	699
In addition to the equity method investments described above our subsidiaries have other equity method investments which are not significant to our consolidated financial statements.